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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 1998
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                              SunTrust Banks, Inc.
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             (Exact name of registrant as specified in its charter)


          Georgia                   001-08918                     58-1575035
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


303 Peachtree St., N.E., Atlanta, Georgia                               30308
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (404) 588-7711
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Item 2.  Acquisition or Disposition of Assets

         Effective December 31, 1998 (the "Effective Date"), SunTrust Banks, Inc., a Georgia corporation ("SunTrust"), completed the acquisition of Crestar Financial Corporation, a Virginia corporation ("Crestar"), through the merger of SMR Corporation (Va.), a Virginia corporation and wholly-owned subsidiary of SunTrust ("Subsidiary"), with and into Crestar, pursuant to the terms of an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated July 20, 1998, by and among SunTrust, Crestar and Subsidiary (the "Merger"). On the Effective Date, each outstanding share of Crestar common stock, par value $5.00 per share, was converted into the right to receive 0.96 shares (the "Conversion Ratio") of SunTrust common stock, par value $1.00 per share ("SunTrust Common Stock"), with cash being paid in lieu of fractional shares. Outstanding Crestar options were exchanged for SunTrust options in accordance with the Conversion Ratio. Crestar survived the Merger as a wholly-owned subsidiary of SunTrust.

         A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         SunTrust's Registration Statement on Form S-4 (Registration No. 333-61539), which was declared effective by the Securities and Exchange Commission on November 13, 1998 (the "Registration Statement"), sets forth certain information regarding the Merger, SunTrust and Crestar, including, but not limited to, the terms of the Merger Agreement, a description of the assets involved, the nature and amount of consideration paid by SunTrust therefor, the method used for determining the amount of such consideration, the nature of any material relationships between SunTrust and Crestar or any officer or director of Crestar or any associate of any such officer or director, the nature of the business of SunTrust and Crestar and the intended structure and operation of the combined company after the Merger. A complete description of the Merger is contained in the Merger Agreement filed as Exhibit 2.1 to SunTrust's Current Report on Form 8-K dated July 20, 1998 and hereby incorporated by reference. In addition, the information set forth under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.  Other Events

         Matters Related to the Merger.

         Board of Directors. On the Effective Date, the following persons, who were immediately prior thereto serving as members of the Board of Directors of Crestar, became members of the Board of Directors of SunTrust: Richard G. Tilghman, Vice-Chairman of the Board and Executive Vice President of SunTrust and Chairman and Chief Executive Officer of Crestar, Frank E. McCarthy, G. Gilmer Minor, III and Frank S. Royal.

         Shareholder Approval. At a special meeting in Atlanta, Georgia on December 23, 1998, the shareholders of SunTrust approved the Merger Agreement and the issuance of shares of SunTrust Common Stock pursuant thereto.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

         Crestar's Consolidated Balance Sheets as of December 31, 1997 and 1996 and the related consolidated statements of income, cash flows and changes in shareholders' equity for each of the years in the three-year period ended December 31, 1997, together with the independent auditors' reports thereon, are incorporated herein by reference to Item 5 and Exhibits 99.1 and 99.2 of SunTrust's Current Report on Form 8-K dated August 13, 1998.

         Crestar's consolidated balance sheets as of September 30, 1998 and 1997, consolidated statements of income for the three-month and nine-month periods ended September 30, 1998 and 1997, consolidated statements of changes in shareholders' equity for the three-month and nine-month periods ended September 30, 1998 and 1997, and consolidated statements of cash flows for the nine-months ended September 30, 1998 and 1997 (unaudited) are incorporated herein by reference to Item 5 of SunTrust's Current Report on Form 8-K dated November 13, 1998.

     (b) Pro Forma Financial Information

         The required pro forma financial information relating to the business acquired is incorporated herein by reference to the Registration Statement under the caption "Unaudited Pro Forma Condensed Combined Financial Information."

     (c) Exhibits

         2.1 Merger Agreement (incorporated by reference to Exhibit 2.1 to SunTrust's Current Report on Form 8-K dated July 20, 1998).

         99.1 Text of Press Release of SunTrust, dated as of January 4, 1999.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUNTRUST BANKS, INC.
                                          (Registrant)



Date: January 12, 1999                    By: /s/ Raymond D. Fortin
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                                              Raymond D. Fortin
                                              Senior Vice President and
                                              Corporate Secretary


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